Visio 2022-1 Trust ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF DUE DILIGENCE PERFORMED

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on business purpose loans. The review was conducted on behalf of Visio-Beach Point Mortgage Trust, LLC (“Client”) from November 2018 to December 2019 via files imaged and provided by Client (the “Review”).

The securitization transaction referred to as the Visio 2022-1 transaction (the “Current Securitization”) has an aggregate loan population of 43. In total during the Review, AMC reviewed a total of 3 unique mortgage loans for inclusion in the securitization.

In addition to the Review, AMC also previously performed certain due diligence services (the “Previous Review”) with respect to an additional 40 loans (the “Previously Reviewed Loans”) that are included in the Current Securitization and that were previously included in prior securitization transactions referred to as the RCO 2016-SFR1, RCO 2017-INV1, RCO 2018-VFS1, and Visio 2019-1 transactions. Information with respect to the Previously Reviewed Loans can be found in (i) Exhibit 99.2 in the Form ABS-15G filed by RCO 2016-SFR1 Trust on November 16, 2016 (Accession Number: 0000891092-16-018916), (ii) Exhibit 99.2 in the Form ABS-15G/A filed by RCO 2016-SFR1 Trust on November 18, 2016 (Accession Number: 0000891092-16-018982), (iii) Exhibit 99.2 in the Form ABS 15G filed by RCO 2017-INV1 Depositor LLC and RCO 2017-INV1 Trust on October 25, 2017 (Accession Number: 0000891092-17-007626), (iv) Exhibit 99.2 in the Form ABS 15G/A filed by RCO 2017-INV1 Depositor LLC and RCO 2017-INV1 Trust on November 1, 2017 (Accession Number: 0000891092-17-007897), (v) Exhibit 99.2 in the Form ABS 15G/A filed by RCO 2018-VFS1 Depositor LLC on November 13, 2018 (Accession Number: 0000891092-18-008231) and (vi) Exhibit 99.2 in the Form ABS 15G filed by Visio 2019-1 Depositor LLC on April 19, 2019 (Accession Number: 0000891092-19-004641) (items (i) through (vi) collectively, the “Previous Executive Summaries”). The AMC Loan ID# for each of the Previously Reviewed Loans can be found on Exhibit A attached hereto.

(2) Sample size of the assets reviewed.

The initial population consisted of three (3) mortgage loans with an aggregate original principal balance of approximately $411,000.

3 Loans were reviewed by AMC pursuant to the Review. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria, as may be relevant for this securitization, for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC collected data fields during the course of the review and compared it to the tape provided by the Client. The data reconciliation, where such information was available, involved 31 potential fields as listed below:

# of Units	Index Type	Occupancy	Property Type
Amortization Term	Interest Rate Life Max	Original CLTV	Purpose
Amortization Type	Interest Rate Periodic Cap	Original Interest Rate	Refi Purpose
Appraisal Effective Date	Lien Position	Original Loan Amount	Representative FICO
Borrower Last Name	LTV Valuation Value	Original LTV	State
City	Margin	Original P&I	Street
Debt Service Coverage Ratio	Maturity Date	Original Term	Zip
First Payment Date	Note Date	Prepayment Penalty Period (months)

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

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AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that were provided to AMC and/or as directed by Client. The credit review focuses on the borrower’s credit profile and adherence to guidelines. Conformity to applicable guidelines was also assessed during the review.

Credit Application: AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section or attachments, and (iv) contained information concerning the borrowers’ property management / landlord experience.

Credit Report: AMC verified that a credit report was present for each applicable borrower and gathered data from such credit report including (i) representative FICO, (ii) credit scores from Equifax, Experian, and Transunion (if available), and (iii) the number and length of trade lines. In addition, AMC verified that any public records listed were disclosed on the application and adequately explained and in compliance with guidelines. Credit reports were not provided for Foreign Nationals.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines was present in the mortgage loan file. While AMC did not calculate a borrower DTI, AMC did calculate a “Property DTI” per guidelines. This documentation included (i) monthly rental income information, (ii) property vacancy status, and (iii) the presence of Articles of Incorporation. In addition, a reserve calculation was performed in accordance with the guidelines.

Asset Review: AMC assessed whether the asset documentation required by the guidelines was present in the mortgage loan file.

Insurance: AMC reviewed insurance information in the file to verify (i) the presence of Rent Loss insurance equal to six (6) months PITIA, (ii) that hazard insurance met the minimum required amount of coverage in the guidelines, and (iii) that flood insurance certification was for the correct borrower, property, lender and loan number and was a “Life of Loan” certification. For properties in a flood zone per the flood certification, AMC confirmed that flood insurance met guidelines requirements (including coverage amount).

Title: AMC verified whether the appropriate vestee was on the title document (if a purchase, the seller; if a refinance, the borrower) and reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions; access problems; the vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. AMC’s review looked for instances of delinquent taxes (non-liens) and the presence of oil, gas, water, or mineral rights.

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.

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▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

AMC reviewed the appraisal included in the loan file for the following information: (i) property type, (ii) age of appraisal, (iii) verification of the property address, (iv) completeness and appropriateness of the appraisal form, (v) the analysis of demand, supply, and marketing time as contained in the appraisal, (vi) property values, (vii) appraiser comments regarding lot size, zoning, and well and septic conditions as well as legal use restrictions, (viii) a comparable sales analysis including age, distance, and adjustments, (ix) property age, (x) predominate market value, and (xi) a quality and condition ratings. In addition, AMC sought to verify the licensing of the appraiser, if possible.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the client on the next steps which included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was generally ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

In addition to the procedures above, AMC conducted the following supplemental reviews:

Document Review

For each mortgage loan, AMC reviewed the loan file to verify whether the following documents, if applicable, were included in the file and if the data on these documents was consistent and logical.

Initial Application	Personal Guarantee	Mortgage/Deed of Trust
Credit Report	Appraisal	Note
Asset Documentation	Title / Preliminary Title	Certificate of Business Purpose / Non-Owner Occupancy
Sales Contract	Final HUD-1	Article of incorporation, if applicable
Hazard and/or flood insurance policies	Fraud/OFAC reports	Landlord Experience
Operating Agreement	Lease(s) and evidence of payment

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Compliance / Owner Occupancy Review

AMC reviewed the information contained in the mortgage file in order to: (i) verify the presence, signature presence, and correct address of a business purpose certificate and non-owner occupancy declaration, (ii) verify that the application and other supporting documentation (income/asset documentation, hazard insurance, license/passport/Visa, credit report, certificate of non-owner occupancy declaration) lists a borrower’s address different from the property address, (iii) verify that the appraisal states the property is tenant occupied or vacant, (iv) verify that the same person signed the application and non-owner occupancy declaration, (v) verify the presence of insurance (hazard coverage plus liability coverage; landlord/rent loss insurance) on the subject property, (vi) verify that the property appraisal contains a current rent / rental analysis, (vii) for a refinance and if in the guidelines, verify that there is a lease on the subject property, (viii) verify the presence of rental assignment language in the borrower contract, (ix) provide an indication whether the borrower is a renter or homeowner (if renter, reasonableness review of whether borrower is occupying the property based upon factors above and proximity), and (x) if part of the guidelines, confirm real estate landlord experience is present for the borrower (if not part of the guidelines, reasonableness review of whether borrower is occupying the property based on factors above and other indications as reasonably appropriate).

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

AMC reviewed 3 mortgage loans in the securitization population.

OVERALL RESULTS GRADING SUMMARY

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After considering the grading implications of the Credit and Property/Valuation sections below, 100% of the Loans by number under the S&P grading criteria in the pool possessed a NRSRO grade of “A”, or “B”.

NRSRO Grade (S&P)	# Loans	% of Loans
A	3	100.00%
B	0	0.00%
C	0	0.00%
Total	3	100.00%

Please see the various summaries below and the Exception Detail section for additional detail on exceptions within each category of Review.

CREDIT REVIEW RESULTS SUMMARY

AMC conducted a credit review on all 3 loans in the securitization population. Under the applicable S&P NRSRO grading criteria, zero (0) loans were graded a “B” or “C”.

NRSRO Grade (S&P)	# Loans	% of Loans
A	3	100.00%
B	0	0.00%
C	0	0.00%
Total	3	100.00%

NON-OWNER OCCUPIED RESULTS SUMMARY

AMC reviewed all 3 mortgage loans for non-owner occupancy through the procedures above. None of the loans have an open exception concerning non-owner occupancy.

VALUATION RESULTS SUMMARY

AMC conducted a valuation review on all 3 loans in the securitization population. Under the applicable S&P NRSRO grading criteria, zero (0) loans were graded a “B” or “C”.

NRSRO Grade (S&P)	# Loans	% of Loans
A	3	100.00%
B	0	0.00%
C	0	0.00%
Total	3	100.00%

TAPE DATA INTEGRITY REVIEW RESULTS SUMMARY

A tape integrity review was conducted by AMC utilizing data that was captured by AMC during the Guideline Review and comparing such information to the securitization tape. There were no discrepancies.

ADDITIONAL LOAN POPULATION SUMMARY*

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Adjustable	3	100.00%	$411,000.00	100.00%
Total	3	100.00%	$411,000.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	3	100.00%	$411,000.00	100.00%
Total	3	100.00%	$411,000.00	100.00%

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Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	1	33.33%	$204,750.00	49.82%
Rate/Term Refinance - Borrower Initiated	2	66.67%	$206,250.00	50.18%
Total	3	100.00%	$411,000.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	3	100.00%	$411,000.00	100.00%
Total	3	100.00%	$411,000.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	3	100.00%	$411,000.00	100.00%
Total	3	100.00%	$411,000.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	3	100.00%	$411,000.00	100.00%
Total	3	100.00%	$411,000.00	100.00%

*Percentages may not sum to 100% due to rounding.

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EXHIBIT A

AMC LOAN ID#s FOR PREVIOUSLY REVIEWED LOANS

Review Population
1433513	1441101	1446400	1450923	1451956	1455050	1455986	1459129
1434569	1441384	1446928	1451090	1452582	1455200	1456437	1460047
1436369	1443361	1447855	1451487	1454787	1455759	1457475	1460048
1439512	1445637	1449520	1451664	1454868	1455795	1458653	1460191
1440501	1445810	1450649	1451767	1455015	1455803	1458657	1460412

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